UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 18, 2019

PALO ALTO NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35594	20-2530195
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Tannery Way

Santa Clara, California 95054

(Address of principal executive office, including zip code)

(408) 753-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	PANW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.02.	Termination of a Material Definitive Agreement

On December 18, 2019 (the “Effective Date”), Palo Alto Networks, Inc. (the “Company”) executed lease termination agreements (the “Lease Termination Agreements”) with SI 34 LLC (“Landlord”) (a) to terminate the Lease Agreement, dated September 17, 2012, (the “4301 Lease”), as amended by the First Amendment to Lease, dated December 11, 2012, by and between the Company and Landlord, for the lease of approximately 150,128 square feet of office space at 4301 Great America Parkway, Santa Clara, California, part of the Company’s former headquarters, effective as of the Effective Date and (b) to terminate the Lease Agreement, dated September 17, 2012 (the “4401 Lease” and together with the 4301 Lease, the “Leases”), as amended by the First Amendment to Lease, dated December 11, 2012, by and between the Company and Landlord, for the lease of approximately 151,035 square feet of office space at 4401 Great America Parkway, Santa Clara, California (together with the office space at 4301 Great America Parkway, Santa Clara, California, the “Premises”), part of the Company’s former headquarters, effective as of the Effective Date.

The Leases were set to expire on July 31, 2023. Under each of the Lease Termination Agreements, the Company is required to pay to Landlord (a) a termination fee of $12,500,000 payable in fourteen equal quarterly installments (with the first installment to be paid on or before April 30, 2020) and (b) a restoration fee of $150,000 payable within five business days of the Effective Date. Landlord will return the Company’s security deposits under the Leases within five business days after the Company has paid the restoration fees and surrendered the Premises. Upon the Effective Date, the Company will be released from all of its obligations under each Lease, except for certain indemnification obligations as set forth in the Lease Termination Agreements.

The foregoing description of the Lease Termination Agreements do not purport to be complete and are qualified by reference to the Lease Termination Agreements, complete copies of which are attached as Exhibit 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d):Exhibits

Exhibit No.	Description of Exhibit

10.1	Lease Termination Agreement, dated December 17, 2019, by and between the Registrant and SI 34 LLC.

10.2	Lease Termination Agreement, dated December 17, 2019, by and between the Registrant and SI 34 LLC.

104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALO ALTO NETWORKS, INC.

By:	/s/ Kathleen Bonanno
Kathleen Bonanno
Chief Financial Officer

Date: December 19, 2019